January 6, 2009

The Dreyfus/Laurel Funds, Inc. -Dreyfus Balanced Fund (formerly, Dreyfus Premier Balanced Fund)

Supplement to Prospectus dated March 1, 2008

The following information supplements and supersedes any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser”:

     Effective January 6, 2009, John Truschel, CFA is responsible for the fund’s asset allocation and serves as the primary portfolio manager for the equity portion of the fund’s portfolio. Mr. Truschel is a senior vice president and the chief investment officer at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Prior to assuming the position of chief investment officer in 2007, he was the director of portfolio strategy at TBCAM. Mr. Truschel joined TBCAM in 2003. He also has been an employee of Dreyfus since January 2009.

January 6, 2009

The Dreyfus/Laurel Funds, Inc. -Dreyfus Balanced Fund (formerly, Dreyfus Premier Balanced Fund)

Supplement to Statement of Additional Information (the “SAI”) dated March 1, 2008

The following information supplements and supersedes any contrary information contained in the Supplement to the Fund’s SAI dated April 24, 2008:

     Effective January 6, 2009, John Truschel, CFA is responsible for the Fund’s asset allocation and serves as the primary portfolio manager for the equity portion of the Fund’s portfolio. Evan Rothschild no longer serves as an additional portfolio manager for the Fund.